SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 13, 2004

Levi Strauss & Co.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1155 Battery Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 501-6000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT

99         Press Release dated July 13, 2004.

ITEM 9. REGULATION FD DISCLOSURE

On July 13, 2004, Levi Strauss & Co. issued a press release titled “Levi Strauss & Co. Announces Second-Quarter 2004 Financial Results.” A copy of the press release is attached hereto as Exhibit 99. The information in this Item 9, including the exhibit thereto, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 13, 2004, Levi Strauss & Co. issued a press release titled “Levi Strauss & Co. Announces Second-Quarter 2004 Financial Results.” A copy of the press release is attached hereto as Exhibit 99. The information in this Item 12, including the exhibit thereto, is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2004

LEVI STRAUSS & CO.

By:	/s/ Gary W. Grellman
Gary W. Grellman Title: Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated July 13, 2004